Exhibit 10.1

FOURTH AMENDMENT TO

NOTE PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of July 12, 2012, is entered into by and among Navistar Financial Securities Corporation (the “Seller”), Navistar Financial Corporation (“Servicer”), Liberty Street Funding LLC (“Liberty Street”), as a Conduit Purchaser, The Bank of Nova Scotia (“BNS”), as a Managing Agent and a Committed Purchaser, and Bank of America, National Association (“Bank of America”), as a Managing Agent, the Administrative Agent and a Committed Purchaser.

R E C I T A L S

A. The Seller, the Servicer, Liberty Street, BNS and Bank of America are parties to that certain Note Purchase Agreement, dated as of April 16, 2010 (as amended by the First Amendment to Note Purchase Agreement, dated as of June 21, 2010, the Second Amendment to Note Purchase Agreement, dated as of August 4, 2010 and the Third Amendment to Note Purchase Agreement, dated as of July 19, 2011, and as further amended, supplemented or otherwise modified from time to time, the “Agreement”).

B. The parties to the Agreement desire to amend the Agreement as hereafter set forth.

C. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendments to Agreement. By their signatures hereto, each of the parties hereto agrees that the Agreement is hereby amended as set forth in this Section 1.

(A) The definition of “Bank of America Spread” is hereby amended by deleting the reference to “0.85%” where it appears therein, and substituting “1.00%” therefor.

(B) The definition of “Purchase Expiration Date” in Section 1.01 of the Agreement is hereby amended by deleting the date “July 18, 2012” where it appears therein and by inserting the date “October 16, 2012” in its place.

2. Representations and Warranties. The Seller hereby represents and warrants to Liberty Street, BNS and Bank of America that, after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event has occurred and is now continuing, and NFC hereby represents and warrants that, after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event or Servicer Termination Event has occurred and is now continuing.

3. Effect of Amendment. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

4. Conditions Precedent. The effectiveness of this Amendment is subject to (i) receipt of a certificate of the Seller and of the Servicer, each dated the date hereof, as to due execution, incumbency, good standing and other customary corporate matters and (ii) satisfaction of each of the conditions precedent described in Section 2.04 of the Agreement.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[signatures on next page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION,
as Seller

By:	/s/ William V. McMenamin
Name: William V. McMenamin
Title: VP, CFO & Treasurer

NAVISTAR FINANCIAL CORPORATION, as Servicer

By:	/s/ William V. McMenamin
Name: William V. McMenamin
Title: VP, CFO & Treasurer

BANK OF AMERICA, NATIONAL ASSOCIATION,

as a Committed Purchaser and Managing Agent for the Bank of America Purchaser Group

By:	/s/ Margaux L. Karagosian
Name:	Margaux L. Karagosian
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Margaux L. Karagosian
Name:	Margaux L. Karagosian
Title:	Vice President

THE BANK OF NOVA SCOTIA,

as a Committed Purchaser and Managing Agent for the Liberty Street Purchaser Group

By:	/s/ Paula J. Czach
Name:	Paula J. Czach
Title:	Managing Director

LIBERTY STREET FUNDING LLC,

as a Conduit Purchaser for the Liberty Street Purchaser Group

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President